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                            1998 STOCK OPTION PLAN

                           NEW AMERICA NETWORK, INC.

                           (a Delaware corporation)

                        the predecessor-in-interest to

                        NEW AMERICA INTERNATIONAL, INC.

                           (a Maryland corporation)

                                   adopted

                                 May 28, 1998












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                              TABLE OF CONTENTS

ARTICLE 1.        PURPOSE OF THE PLAN.........................................1
         1.1.     Purpose.  ..................................................1

ARTICLE 2.        SHARES SUBJECT TO AWARDS....................................2
         2.1.     Number of Shares............................................2
         2.2.     Shares Subject to Terminated Awards.........................2
         2.3.     Character of Shares.........................................2
         2.4.     Limitations on Grants to Individual Participant.............2

ARTICLE 3.        ELIGIBILITY AND ADMINISTRATION..............................3
         3.1.     Participants................................................3
         3.2.     Awards to Participants......................................3
         3.3.     Administration..............................................3

ARTICLE 4.        OPTIONS.....................................................4
         4.1.     Grant of Options............................................4
         4.2.     Option Price................................................5
         4.3.     Other Provisions............................................5

ARTICLE 5.        GENERALLY APPLICABLE PROVISIONS.............................5
         5.1.     Option Period...............................................5
         5.2.     Fair Market Value...........................................5
         5.3.     Exercise of Options.........................................6
         5.4.     Transferability.............................................6
         5.5.     Termination of Employment...................................7
         5.6.     Death.......................................................7
         5.7.     Disability..................................................7
         5.8.     Amendment and Modification of the Plan......................7

ARTICLE 6.        ADJUSTMENTS.................................................8
         6.1.     Adjustments.................................................8

ARTICLE 7.        CHANGE IN CONTROL...........................................9
         7.1.     Change in Control...........................................9

ARTICLE 8.        MISCELLANEOUS...............................................9
         8.1.     Tax Withholding.............................................9
         8.2.     Right of Discharge Reserved.................................9
         8.3.     Nature of Payments.........................................10
         8.4.     Severability...............................................10
         8.5.     Gender and Number..........................................10
         8.6.     Tenure.....................................................10
         8.7.     Unfunded Plan..............................................10


                                      i

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         8.8.     Compliance with Rule 16b-3.................................11
         8.9.     Governing Law..............................................11
         8.10.    Effectiveness and Termination of Plan......................11
         8.11.    Captions...................................................11


                                      ii
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                          NEW AMERICA NETWORK, INC.

                           1998 STOCK OPTION PLAN

            NEW AMERICA NETWORK, INC., a Delaware corporation (the "Company"), and the predecessor-in-interest to NEW AMERICA INTERNATIONAL, INC., a Maryland corporation, hereby establishes and adopts the following 1998 Stock Option Plan (the "Plan").

                                   RECITALS

            WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors, officers, employees and consultants of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

            WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of stock options ("Options") to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

            NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                  ARTICLE 1.

                             PURPOSE OF THE PLAN

            1.1. Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, employees and consultants of the Company who will contribute to the Company's success, and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company, through the receipt of monetary payments and through the additional incentive inherent in the ownership of common stock of the Company (the "Shares"). Further, the Plan is intended to assist the Company in aligning the interests of its directors, officers, employees and consultants to those of its shareholders.

            Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, or any other award made under the terms of the Plan.

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                                  ARTICLE 2.

                           SHARES SUBJECT TO AWARDS

            2.1.  Number of Shares.  Subject to the adjustment provisions of
Section 6.1 hereof, the aggregate number of Shares which may be issued under Awards under the Plan shall not exceed 3,536,853. No Options to purchase fractional Shares shall be granted or issued under the Plan. The Committee (as defined in Section 3.3(a)) shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights hereto shall be forfeited or otherwise eliminated. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares issued or issuable pursuant to Options that have been or may be exercised.

            2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Article 4 and Shares subject to any Awards which are otherwise surrendered by the Participant (as defined in Section 3.1) without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, shall not again be available for the grant of Awards under the Plan.

            2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

            2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 6.1 hereof, the maximum number of Shares with respect to which Awards may be granted hereunder to any employee during any fiscal year shall be 2,000,000 Shares (the "Limitation"). If an Option is cancelled, the cancelled Option shall continue to be counted toward the Limitation for the year granted. An Option that is repriced during any fiscal year is treated as the cancellation of the Option and a grant of a new Option for purposes of the Limitation for that fiscal year.

                                  ARTICLE 3.

                        ELIGIBILITY AND ADMINISTRATION

            3.1. Participants. Participants will consist of such directors, officers, employees and consultants of the Company and its subsidiaries as the Committee in its sole discretion determines to be responsible for the success and further growth and profitability of the Company and whom the Committee may designate from time to time to receive benefits under the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective benefits.

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            3.2.  Awards to Participants.  (a) Participants who receive
Options under Article 4 (in each case a Participant) shall consist of such directors, officers, employees and consultants of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Participant under other portions of the Plan.

                  (b) No Option which is intended to qualify as an "incentive stock option" may be granted to any employee or Director who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined in Section 5.2) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted.

            3.3. Administration. (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company consisting of not fewer than two Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"). The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of
Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

                  (b) Any Award to a member of the Committee shall be on terms consistent with Awards made to other Directors who are not members of the Committee, except where the Award is approved or ratified by the Board of Directors of the Company (excluding persons who are also members of the Committee).

                  (c) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

                  (d) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to make such determinations and interpretations of the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, employees and Participants.

                  Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except circumstances involving bad faith, gross negligence or fraud by such person, for any act or failure to act by the member or employee.

                                  ARTICLE 4.

                                   OPTIONS

                  4.1. Grant of Options. (a) The Committee shall determine, within the limitations of the Plan, the Directors, officers, employees and consultants of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options;" provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

            (b) All Options granted pursuant to this Article 4 herein shall be authorized by the Committee and shall be evidenced in writing by stock option agreements ("Stock Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 4 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

                  4.2. Option Price. Subject to Section 3.2(b), the option price per each Share purchasable under any "incentive stock option" and any "nonqualified stock option" granted pursuant to this Article 4 herein shall not be less than 100% of the Fair Market Value of such Share on the date of the grant of such Option.

                  4.3. Other Provisions. Options granted pursuant to this
Article 4 shall be made in accordance with the terms and provision of Article 5 hereof and any other applicable terms and provisions of the Plan.

                                  ARTICLE 5.

                        GENERALLY APPLICABLE PROVISIONS

                  5.1 Option Period. Subject Section 3.2(b), the period for which an Option is exercisable shall not exceed five years from the date such Option is granted. After the Option is granted, the option period may not be reduced.

                  5.2. Fair Market Value. Ifthe Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

                  5.3. Exercise of Options. Options granted under the Plan shall be exercised by the Optionee (or by a Permitted Assignee) thereof (or by his or her executors, administrators, guardian or legal representative, as provided in Sections 5.6 and 5.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five (5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check,
(ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a shareholder subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

                  5.4. Transferability. No Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. "Nonqualified stock options" granted in tandem therewith are transferrable (together and not separately) by the Optionee or Holder, as the case may be, to any one or more of the following persons (each, a "Permitted Assignee"):
(i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee or Holder, as the case may be; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such Optionee or Holder, as the case may be, or for the benefit of any such persons and such Optionee or Holder, as the case may be; or (iii) an entity in which the Optionee or Holder or any Permitted Assignee thereof is a beneficial owner; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however, that any transfer by a Optionee or Holder who is not then a Director of the Company to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee or Holder shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with a Optionee's Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 5.4.

                  5.5. Termination of Employment. In the event of the termination of employment of a Optionee or the separation from service of a consultant or Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) held by such Optionee (or its Permitted Assignee) under this Plan and not previously exercised or expired shall be deemed cancelled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in
Section 3.2(b)(ii) or 5.1 above.

                  5.6. Death. In the event a Optionee dies while employed by, or engaged as a consultant or as a Director of, the Company or any of its subsidiaries or affiliates, during such Optionee's term, any Option(s) held by such Optionee (or its Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.2(b)(ii) or 7.1 above.

                  5.7. Disability. In the event of the termination of employment, or engagement as a consultant or expiration of such Optionee's term as a Director, of an Optionee due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one (1) year after such termination or separation or unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six (6) months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.2(b)(ii) or 5.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

                  5.8. Amendment and Modification of the Plan. The Compensation Committee of the Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shalldeem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Compensation Committee may not amend the Plan, without the approval of the Company's shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Article 6 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Participant's (or Permitted Assignee's) consent.

                                  ARTICLE 6.

                                  ADJUSTMENTS

                  6.1. Adjustments. (a) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other prop erty), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options,
(ii) the number and type of Shares subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Compensation Committee of the Board of Directors or the Board of Directors may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Compensation Committee of the Board of Directors or the Board of Directors, as the case may be, in their sole discretion.

                                  ARTICLE 7.

                               CHANGE IN CONTROL

                  7.1. Change in Control. (a) The terms of any Award may provide in the Stock Option Agreement evidencing the Award, that upon a "Change in Control" of the Company, Options accelerate and become fully exercisable. For purposes of this Plan, a "Change in Control" shall mean an event as described in the applicable documents evidencing the Award or such other event as determined in the sole discretion of the Board of Directors of the Company.

                        (b) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option outstanding hereunder shall terminate within a specified number of days after notice to the Participant or Holder, and such Participant or Holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the Fair Market Value of such Shares immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

                                  ARTICLE 8.

                                 MISCELLANEOUS

                  8.1. Tax Withholding. All payments or distributions made pursuant to the Plan to a Participant (or a Permitted Assignee thereof) shall be net of any applicable federal, state and local withholding taxes arising as a result of the grant of any Award, exercise of an Option or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Participant (or Permitted Assignee) make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Participant (or Permitted Assignee) pursuant to the Plan having an aggregate Fair Market Value equal to the withholding taxes.

                  8.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the em ployment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.

                  8.3. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

                  8.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

                  8.5. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any mas culine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

                  8.6. Tenure. A Participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

                  8.7. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

                  8.8. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions or Rule 16b-3 (or its successors) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  8.9. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Maryland and construed accordingly.

                  8.10. Effectiveness and Termination of Plan. The Plan shall become effective upon the reincorporation merger (the "Merger") of New America Network, Inc., a Delaware corporation with and into New America International, Inc., a Maryland corporation. Notwithstanding any recapitalization that may occur in connection with the Merger, there will be no change in the number of Shares issuable pursuant to the Plan. Awards may be granted under the Plan at any time and from time to time on or prior to May 27, 2008, on which date the Plan will expire except as to Options then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

                  8.11. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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